Exhibit 31.3

CERTIFICATION PURSUANT TO

SECURITIES EXCHANGE ACT RULES 13a-14 and 15d-14

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Teofilo David Raad, President and Chief Executive Officer, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Pulmatrix, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: July 24, 2019

/s/ Teofilo David Raad
Teofilo David Raad
President & Chief Executive Officer
(Principal Executive Officer)